Exhibit (b4-4)

                           THIRTEENTH AMENDMENT TO THE
                              CAPITOL BANCORP LTD.
                    EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN

     The Capitol Bancorp Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective January 1, 2001 by adding the following participating employer at the end of the list contained:

      Name of               Type of           State of            Date of
      Employer               Entity         Organization       Participation
      --------               ------         ------------       -------------

   Yuma Community          Bank Corp.         Arizona             1/1/2001
        Bank


                                        CAPITOL BANCORP LIMITED

Dated:     12-13-00                     By: /s/ Joseph D. Reid
      --------------------                  ------------------------------------
                                            Joseph D. Reid
                                            Chairman and CEO


                                        YUMA COMMUNITY BANK

Dated:     12-13-00                     By: /s/ Katherine M. Brandon
      --------------------                  ------------------------------------
                                            Katherine Brandon, President